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                                                                   EXHIBIT 10.21

                               VIRATA CORPORATION

                           1999 STOCK INCENTIVE PLAN
                           -------------------------

     Section 1.  Purpose of Plan.
                 ---------------

     The purpose of this 1999 Stock Incentive Plan (the "Plan") of Virata Corporation, a Delaware corporation, a Delaware corporation (each, as applicable, the "Company"), is to enable the Company to attract, retain and motivate its employees, non-employee directors, and independent contractors or consultants by providing for or increasing the proprietary interests of such employees, non-employee directors, and independent contractors or consultants in the Company.

     Section 2.  Persons Eligible Under Plan.
                 ---------------------------

     Any employee, non-employee director, independent contractor or consultant of the Company or any of its subsidiaries (including a corporation that becomes a subsidiary after the adoption of this Plan) (each, a "Participant") shall be eligible to be considered for the grant of Awards (as defined in this Plan) under this Plan, provided that "Incentive Stock Options" (as defined herein) may only be granted to employees of the Company or any of its subsidiaries.

     Section 3.  Awards.
                 ------

     (a) On behalf of the Company, the Compensation Committee (as defined in this Plan) is hereby authorized to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of common stock, par value $0.01, of the Company (the "Common Stock"). The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

     (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

     (c) Awards may be issued, and shares of Common Stock may be issued pursuant to an Award, for any lawful consideration as determined by the Compensation Committee, including, without limitation, services rendered by the recipient of such Award.

     (d) Any Award of an option to acquire shares of Common Stock shall be granted subject to the terms, conditions and restrictions contained in a Stock Option Agreement (a "Stock Option Agreement") between the Participant and the Company. Subject to the provisions of this Plan, the Compensation Committee, in its sole and absolute discretion, shall determine all of the
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terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

          (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the shares of Common Stock or other property issuable pursuant to such Award, and such recipient's tax withholding obligation, if any, with respect to such issuance, in whole or in part, by any one or more of the following:

                (A)  the delivery of cash;

                (B) the delivery of other property deemed acceptable by the Compensation Committee;

                (C) the delivery of previously owned shares of capital stock of the Company or other property; or

                (D) a reduction in the amount of Common Stock or other property otherwise issuable pursuant to such Award;

          (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Compensation Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company (as defined by the Compensation Committee), an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof;

          (iii) provisions required in order for such Award to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") including but not limited to:

                (A) a requirement that the exercise price for each Incentive Stock Option granted hereunder shall be not less than one hundred percent (100%) of the Fair Market Value (as defined in this Plan) of the Common Stock on the date such Option is granted to a Participant (110% if the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Company, or any of their parents or subsidiaries after application of the stock ownership attribution rules of Section 424(d) of the Code);

                (B) a provision that any option granted under this Plan shall by its terms be nontransferable by the Participant other than by will or the laws of descent and distribution (in which case such descendant or beneficiary shall be subject to all terms of the Plan applicable to Participants) and is exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative in the event of the Participant's death or disability;

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               (C) a provision that for so long as required under Section 422 of the Code and the regulations promulgated thereunder, during the term of the Plan, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are first exercisable by a Participant under this Plan and all other plans of the Company, the Company and its subsidiaries or parents during any calendar year shall not exceed $100,000 and options in excess of such amount shall be treated as nonqualified stock options. For the purpose of this paragraph, the Fair Market Value of the Common Stock shall be determined at the time the Incentive Stock Option is granted;

               (D) a requirement that an Incentive Stock Option may not be exercised after the expiration of ten years from the date such Option is granted to Participant (five years if the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Company, or any of its parents or subsidiaries after application of the stock ownership attribution rules of Section 424(d) of the Code); and

               (E) a provision that the Participant notify the Company in writing of any sale or other disposition of shares of Common Stock acquired pursuant to an Incentive Stock Option if such sale or other disposition occurs (i) within two years of the grant of the Incentive Stock Option or
     (ii) within one year of the issuance of the shares of Common Stock to the Participant.

          (iv) a right to repurchase the Common Stock acquired upon exercise of an Award if Participant's employment or association with the Company or any of its subsidiaries is terminated for any reason, or in other circumstances, at either the exercise price thereof or the Fair Market Value thereof on the last day of the month preceding the month in which such termination or other circumstance occurs; provided, however, that if the right to repurchase is at
                     --------  -------
the exercise price thereof, such repurchase right shall lapse at the rate of at least 20% of the shares per year over five years from the date the option is granted. Such repurchase right shall be exercised for cash or cancellation of purchase money indebtedness for the shares within 90 days of termination of employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of exercise). Each certificate representing Common Stock subject to such provisions shall bear a legend to the effect that such shares are subject to certain repurchase rights of the Company; or

          (v) a provision that upon a termination of employment for cause, the Participant will not be entitled to exercise any options or other rights at any time after such termination. For purposes of this Plan, "cause" is defined as:
(i) an act of dishonesty or willful misconduct; (ii) a breach of fiduciary duty owed to the Company or its stockholders involving personal profit or any other material breach of fiduciary duty; (iii) an act of fraud, embezzlement, malfeasance or misappropriation of Company property; (iv) a conviction of an illegal act or felony, or engaging in abuse of alcohol, illegal drugs or controlled substances; or (v) a willful failure to perform reasonable duties, responsibilities or instructions from the Company.

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     (e)  Notwithstanding anything to the contrary herein, any Award of an option to acquire shares of Common Stock granted under this Plan shall comply with the following provisions:

          (i) the exercise price per share of Common Stock of such option shall not be less than 85% of the Fair Market Value of a share of Common Stock at the time the option is granted (100% in case of an Incentive Stock Option), except that the exercise price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the Company or any of its parents or subsidiaries;

          (ii) the exercise period of the option shall not be more than 120 months from the date the option is granted;

          (iii) the option shall be nontransferable other than by will or the laws of descent and distribution;

          (iv) in the case of an option granted to persons other than officers, directors or consultants of the Company or its affiliates, the option's vesting period shall be at least 20% per year over five years from the date the option is granted, subject to reasonable conditions including, without limitation, continued employment; in the case of an option granted to officers, directors or consultants of the Company or its affiliates, the option shall vest at any time or during any period established by the Compensation Committee;

          (v) unless employment is terminated for cause (as defined above), the optionee shall be entitled to exercise his or her options after termination of employment as follows:

                (A) at least six (6) months from the date of termination if termination was caused by death or disability within the meaning of Section 22(e)(3) of the Code; and

                (B) at least thirty (30) days from the date of termination if termination was caused by other than death or disability; and

          (vi) all optionees shall be provided with financial statements at least annually unless all optionees are key employees of the Company whose duties in connection with the Company assure them the equivalent information.

     Section 4. Stock Subject to Plan.
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     (a) At any time, the aggregate number of shares of Common Stock issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan shall not exceed ___________________________ (_____________)
subject to adjustment as provided in Section 7 and the aggregate number of shares of Common Stock issued and issuable pursuant to all options (including all Incentive Stock Options) granted under this Plan shall not exceed ________________________ (______________) subject to adjustment as provided in

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Section 7; provided, however, that adjustments pursuant to Section 7 with
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respect to Incentive Stock Options issued under this Plan, shall be limited to those that will not adversely affect the status of options as Incentive Stock Options.

     (b) For purposes of Section 4(a) of this Plan, the aggregate number of shares of Common Stock issued and issuable pursuant to Awards granted under this Plan shall at any time be deemed to be equal to the sum of the following:

          (i) the number of shares of Common Stock that were issued prior to such time pursuant to Awards granted under this Plan, other than shares of Common Stock that were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

          (ii) the maximum number of shares of Common Stock that are or may be issuable at or after such time pursuant to Awards granted under this Plan prior to such time.

     (c) The aggregate number of shares of Common Stock subject to Awards granted during any twelve-month period to any one Participant shall not exceed _____________ (____________). Such number shall be subject to adjustment as provided in Section 7; provided, however, that to the extent the Compensation
                       --------  -------
Committee deems necessary, adjustments pursuant to Section 7 shall be limited to those that will not adversely affect the status of Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code.

     Section 5.  Duration of Plan.
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     No Awards shall be made under this Plan after _____________, 2009.
Although shares of Common Stock may be issued after ________________, 2009 pursuant to Awards made on or prior to such date, no shares of Common Stock shall be issued under this Plan after _______________, 2019 (the "Termination Date").

     Section 6.  Administration of Plan.
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     (a) This Plan shall be administered by the Compensation Committee (the
"Compensation Committee") of the Board of Directors of the Company (the "Board") consisting of two or more directors, provided that Awards hereunder shall be
                                     --------
approved by the Board. In the event that the Company becomes "publicly held" within the meaning of Section 162(m) of the Code, then, with respect to any Awards intended to qualify for the "performance-based compensation" exception in
Section 162(m) of the Code, the Compensation Committee shall, to the extent necessary, consist of two or more directors each of whom is an "outside director" within the meaning of Section 162(m) of the Code and such Award shall not be subject to Board approval.

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     (b)  Subject to the provisions of this Plan, the Compensation Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

          (i) adopt, amend and rescind rules and regulations relating to this Plan;

          (ii) determine which persons are Participants and to which of such Participants, if any, Awards shall be granted hereunder;

          (iii) grant Awards to Participants and determine the terms and conditions thereof, including the number of shares of Common Stock issuable pursuant thereto;

          (iv) accelerate the exercisability of an Award or extend the period during which an owner of an Award may exercise his or her rights under such Award (but not beyond the Termination Date);

          (v) determine whether, and the extent to which adjustments are required pursuant to Section 7 hereof; and

          (vi) interpret and construe this Plan and the terms and conditions of any Award granted this Plan.

     Section 7. Adjustments.
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     If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction or this Plan shall provide otherwise, the Compensation Committee shall make appropriate and proportionate adjustments in (a) the number, exercise price and type of shares or other securities or cash or other property, as applicable, that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under this Plan, and (c) the maximum number of shares of Common Stock that may be subject to Awards granted during any twelve-month period to any Participant, as provided in Section 4(d) hereof; provided, however, that no adjustment shall be
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made to the number of shares of Common Stock that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options; provided, further, that no such adjustment
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shall be made to the extent the Compensation Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Awards

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hereunder by causing such compensation to be other than "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

     Section 8.  Amendment and Termination of Plan.
                 ---------------------------------

     The Board may amend or terminate this Plan at any time and in any manner, subject to the following limitations:

     (a) No such amendment or termination shall deprive the recipient of any Award theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto; and

     (b) If an amendment to this Plan would (i) increase the maximum number of shares of Common Stock that may be issued pursuant to (A) all Awards granted under this Plan, (B) all Incentive Stock Options granted under this Plan, or (C) Awards granted under this Plan during any calendar year to any one Participant,
(ii) change the class of persons eligible to receive Awards under this Plan, or
(iii) affect this Plan's compliance with applicable provisions of the Code, as amended from time to time, the amendment shall be subject to approval by the Company's shareholders to the extent required to comply with Sections 422 and 162(m) of the Code, and other applicable provisions of or rules under the Code, as amended from time to time.

     Section 9.  Effective Date of Plan.
                 ----------------------

     This Plan shall be effective as of _______________, 1999, the date upon which it was approved by the Board; provided, however, that no shares of Common
                                    --------  -------
Stock may be issued under this Plan until it has been approved by the affirmative votes of the holders of a majority of the securities of the Company, which approval shall be obtained within twelve months from the date hereof.

     Section 10. Definition of Fair Market Value.
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     For purposes of this Plan, "Fair Market Value" shall mean the fair market value of the Common Stock. If the shares of Common Stock are not publicly traded, fair market value shall be determined by the Board or the Compensation Committee and may be computed by any method which the Board or the Compensation Committee in good faith believes will reflect the fair market value of the Common Stock on the date of such determination or, if necessary, in accordance with Section 260.140.50 of Title 10 of the California Code of Regulations. If the shares of Common Stock are publicly traded, fair market value shall be the closing sale price per share of the Common Stock, if the shares of Common Stock are listed on a national securities exchange, or if the shares of Common Stock are not then so listed, the closing bid price per share of Common Stock, on the day in question (or, if such day is not a trading day or if no sales of shares of Common Stock were made on such day, on the nearest preceding trading day on which sales of shares of Common Stock were made), as reported in the Wall Street Journal, or, if trading in the shares of Common Stock is not then reported in Wall Street Journal, at such

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closing sale or bid price as may then appear in what the Board or the
Compensation Committee in its judgment then deems to be the most nearly comparable listing or reporting service.

     Section 11.  Additional Approvals.
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     Notwithstanding Section 3(d) hereof, to the extent necessary and/or permitted and lawful for the Company to do so under UK law, if such law shall apply hereto, the approval by the affirmative votes of the holders of a majority of the securities of the Company shall be required for the exercise of any option granted hereunder which may be deemed a "repurchase" under UK law.

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